Exhibit 10.1

NATIONAL STORM MANAGEMENT, INC.

2005 EQUITY INCENTIVE PLAN

1.                                       Purpose of the Plan

The National Storm Management, Inc. 2005 Equity Incentive Plan (hereinafter referred to as the “Plan”) is intended to provide a means whereby selected individuals providing services to National Storm Management, Inc. and its Related Corporations (hereinafter referred to as the “Company”) may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may permit selected individuals to acquire common stock of the Company (hereinafter referred to as “Common Stock” or “Shares”) or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

2.                                       Definitions

The following terms shall be defined as set forth below:

a.                                       Board.             Shall mean the Board of Directors of the Company.

b.                                      Cause.            Shall have the meaning provided under an employment agreement between a Participant and the Company, or if there is no such agreement, the meaning provided under the Participant’s award agreement under the Plan, or if not defined therein, shall mean the commitment of fraud, the misappropriation of or intentional material damage to the property or business of the Company or the conviction of a felony.

c.                                       Broker Exercise Notice. Shall mean a written notice from a Participant to the Company at its principal executive office (Attention: President), made on a form and in the manner as the Committee may from time to time determine, pursuant to which the Participant irrevocably elects to exercise all or any portion of an option and irrevocably directs the Company to deliver the Participant’s stock certificates to be issued to such Participant upon such option exercise directly to a broker or dealer. A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer (i) to promptly sell a sufficient number of Shares or to loan the Participant a sufficient amount of money to pay the exercise price for the options and, if not otherwise satisfied by the Participant, to fund any related employment and withholding tax obligations due upon such exercise, and (ii) to promptly remit such sums to the Company upon the broker’s or dealer’s receipt of the stock certificates.

d.                                      Code. Shall mean the Internal Revenue Code of 1986, and any amendments thereto.

e.                                       Committee. Shall mean the Committee appointed pursuant to Section 3 hereof.

f.                                         Compete. Shall have the meaning provided under an employment or other agreement between a Participant and the Company, or if there is no such agreement, the meaning provided under the Participant’s award agreement under the Plan, or if not defined therein, shall mean within a period of one (1) year after the termination of service, the direct or indirect solicitation of customers or competition with the business of the Company, including, but not by way of limitation, the direct or indirect owning, managing, operating, controlling, financing or serving as an officer, employee, director or consultant to, or by soliciting, or inducing, or attempting to solicit or induce, any employee, dealer or agent of the Company to terminate employment or service and become employed by or provide services for any person, firm, partnership, corporation, trust or other entity which owns or operates a business similar to the business of the Company, except with the express prior written consent of the Company.

g.                                      Disability. Shall have the meaning provided under: (i) an employment agreement between a Participant and the Company; (ii) a Participant’s award agreement under the Plan; (iii) the long-term disability plan maintained by the Company; or (iv) if no such agreements or plan exist, permanent and total disability within the meaning of Section 22(e)(3) of the Code.

h.                                      ERISA. Shall mean the Employee Retirement Income Security Act of 1974, and any amendment thereto.

i.                                          Fair Market Value. “Fair Market Value” means, with respect to the Common Stock, the following:

(i)                                     If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange (which for purposes hereof shall include the National Market System and Small Cap Market maintained by NASDAQ), the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

(ii)                                  If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefore in the over-the-counter market are reported by the NASDAQ National Market System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ National Market System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

(iii)                               If the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

j.                                          Incentive Stock Option. Shall mean an award under the Plan that satisfies the general requirements of Code Section 422, namely: (i) grantees must be employees; (ii) the exercise price may not be less than the Fair Market Value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any year; (iv) the maximum duration of an award may be ten (10) years; (v) awards must be exercised within three (3) months after termination of employment; and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant and one (1) year from the date of exercise.

k.                                       Net Issuance. Shall mean a process under which the Company will issue to the optionee the lesser of (i) that number of Shares requested to be issued by the optionee or (ii) the maximum number of vested option Shares which may be purchased with the “Net Equity” of vested options. “Net Equity” of an option means the then current Fair Market Value of the underlying Shares minus the exercise price.

Upon any such Net Issuance, the Company shall cancel all options exercised and all options the Net Equity of which were utilized as payment of the Exercise Price, and the Company shall promptly issue to the optionee an amended Stock Option Agreement representing the remaining number of Shares purchasable thereunder.

l.                                          Nonqualified Option. Shall mean an award under the Plan that is not an Incentive Stock Option.

m.                                    Option. Shall mean an award under the Plan that is an Incentive Stock Option or a Nonqualified Option.

n.                                      Participant. Shall mean a director, officer or employee, selected by the Committee to receive awards under the Plan.

o.                                      Registration. Shall mean that the Shares shall have been registered under the ‘33 Act and approved for listing on a national securities exchange.

p.                                      Related Corporation. Shall mean a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (t), respectively, of the Code.

q.                                      Retirement. Shall mean retirement pursuant to and in accordance with the regular or, if approved by the Board for purposes of the Plan, any early retirement plan or practice of the Company.

r.                                         Securities Act. Shall mean the Securities Act of 1933, and any amendments thereto.

3.                                       Administration of the Plan

The Plan shall be administered by the Committee which shall be comprised of at least two (2) directors appointed by the Board, or if none, by the whole Board. The Committee shall have sole authority to:

(i)                                     select the Participants from among those eligible to whom Shares shall be sold under the Plan;

(ii)                                  establish the number of such Shares for each Participant, the option price, option vesting, option term and the time when certificates for such Shares shall be issued;

(iii)                               interpret the Plan; and

(iv)                              adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

All decisions made by the Committee in administering the Plan shall be conclusive and binding for all purposes under the Plan

4.                                       Shares Subject to the Plan

The aggregate number of Shares that may be available for acquisition by Participants under the Plan shall be 20,000,000 Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan.

5.                                       Stock Options

a.                                       Type of Options. The Company may issue options that constitute Incentive Stock Options to employees, and Nonqualified Options to Participants under the Plan. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the option is an Incentive Option or a Nonqualified Option.

b.                                      Terms of Options. Except as provided in Subsections (c) and (d) below, each option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the stock option agreement including, but not limited to, price, vesting and term. Unless provided otherwise in the stock option agreement, an option shall vest one-third (113) on each anniversary of the grant thereof until fully vested provided he or she continues to provide service to the Company or Related Corporation.

c.                                       Additional Terms Applicable to All Options. Each option shall be subject to the following terms and conditions:

(i)                                     Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

(ii)                                  Method of Exercise. The aggregate option price may be paid in anyone or a combination of cash, personal check, Shares already owned for at least six (6) months, a Broker Exercise Notice, or a Net Issuance, as determined by the Committee.

(iii)                               Term of Option. No option may be exercised more than ten (10) years after the date of grant. Unless otherwise provided by the Committee, no option may be exercised more than three (3) months after the optionee’s service with the Company terminates.

(iv)                              Transferability. No option may be transferred, assigned or encumbered by an optionee, except: (A) by will or the laws of descent and distribution; (B) by gifting for the benefit of descendants for estate planning purposes; or (C) pursuant to a certified domestic relations order.

d.                                      Additional Terms Applicable to Incentive Stock Options. Each Incentive Stock Option shall be subject to the following terms and conditions:

(i)                                     Option Price. The option price per Share shall be 100% of the Fair Market Value of such Share on the date the option is granted. Notwithstanding the preceding sentence, the option price per Share granted to an individual (hereinafter referred to as a “10% Shareholder”) who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of such Share on the date the option is granted.

(ii)                                  Term of Option. No Incentive Stock Option granted to a 10% Shareholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no option may be exercised more than three (3) months after the optionee terminates employment with the Company, except in the event of Disability or death as provided in Subsection (d)(iii) below.

(iii)                               Disability or Death of Optionee. If an optionee terminates employment due to Disability or death prior to exercise in full of any options, he or she or his or her beneficiary, executor, administrator or personal representative shall have the right to exercise the options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the stock option agreement, or subject to such other terms as may be determined by the Committee.

(iv)                              Annual Exercise Limit. The aggregate Fair Market Value of Shares which become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the Fair Market Value of each Share shall be determined on the date the option with respect to such Share is granted.

(v)                                 Transferability. No option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution and during the optionee’s lifetime and option may only be exercised by him or her.

6.                                       Securities Law Restrictions

a.                                       Share Issuances. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company will not be required to issue or deliver any certificate for Shares under this Plan, and an option will not be considered to be exercised notwithstanding the tender by the optionee of any consideration therefor, unless and until each of the following conditions has been fulfilled:

(i)                                     There is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee or Board, in their sole discretion, has determined to file, cause to become effective and maintain the effectiveness of such registration statement; or

(ii)                                  if the Committee or Board has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws are available for such issuance (as determined by counsel to the Company) and (B) there has been received from the Participant (or, in the event of death or disability, the Participant’s heir(s) or legal representative(s» any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

(iii)                               There has been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee or Board, in their sole discretion upon the advice of counsel, deems necessary or advisable.

b.                                      Share Transfers. Shares issued pursuant to Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the Shares are to be so transferred to any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

c.                                       Legends. Unless a registration statement under the Securities Act and applicable state securities laws is in effect with respect to the issuance or transfer of Shares under the Plan, each certificate representing any such Shares may be endorsed with such legend as the Board or the Committee may, in the exercise of their sole discretion, deem appropriate.

7.                                       Amendment or Termination of the Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Company which shall: (i) materially increase the aggregate number of Shares with respect to which awards may be made under the Plan; (ii) materially increase the aggregate number of Shares which may be subject to awards to individuals who are not employees or directors; or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

8.                                       Term of Plan

The Plan shall be effective upon the date of its adoption by the Board; provided that, Incentive Stock Options may be granted only if the Plan is approved by the shareholders within twelve (12) months before or after the date of adoption. Unless sooner terminated under the provisions of Section 6, Shares shall not be granted under the Plan after the expiration of ten (10) years from the effective date of the Plan. However, awards may be exercisable after the end of the term of the Plan.

9.                                       Rights as Shareholder

Upon delivery of any Share to a Participant, such Participant shall have all of the rights of a shareholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share. Notwithstanding anything to the contrary contained in the Plan, the Committee may require that, as a condition to the Company’s issuance and delivery of Shares under the Plan, the Participant must execute and deliver a shareholder agreement or a stock restriction agreement with respect to the Shares in the form prescribed by the Board.

10.                                 Merger, Consolidation or Sale

In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or substantially all of the Company common stock or assets are sold, the surviving corporation or purchaser may agree to exchange options issued under this Plan for options (with the same aggregate option price) to acquire and participate in that number of shares in the surviving corporation that have a fair market value equal to the Fair Market Value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger, consolidation or sale, and if so, the grantees will be required to exchange options issued under this Plan for options issued by such surviving corporation. Otherwise, the Company or purchaser may, within sixty (60) days of such merger, consolidation or sale, terminate awards under the Plan and pay the Fair Market Value, as determined under this section, less any exercise price for each award Share.

11.                                 Changes in Capital and Corporate Structure

The aggregate number of Shares awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding capital of the Company by reason of a stock split, reverse stock split, combination of shares, stock dividend or similar transaction. The aggregate number of Shares and interests awarded and which may be awarded under the Plan may be adjusted to reflect a change in the outstanding capital of the Company by reason of a recapitalization, reclassification or reorganization, at the discretion of the Committee. Any adjustment shall be made in an equitable manner, which will cause the awards to remain unchanged as a result of the applicable transaction.

12.                                 Service

A Participant shall be considered to be in the service of the Company or Related Corporation as long as he or she continues to provide service to the Company or Related Corporation. Nothing herein shall confer on any Participant the right to continued service with the Company or Related Corporation or affect the right of the Company or Related Corporation to terminate such service.

13.                                 Withholding of Tax

To the extent the award, issuance or exercise of Shares results in the receipt of compensation by a Participant, the Company is authorized to withhold from any other cash compensation then or thereafter payable to such Participant any tax required to be withheld by reason of the receipt of the compensation. Alternatively, the Participant may tender a personal check or authorize the withholding of Shares in the amount of tax required to be withheld.

14.                                 Delivery and Registration of Stock

The Company’s obligation to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a Registration or other action eliminating the necessity of such representation under securities legislation.

15.                                 Governing Law

The Plan and awards hereunder shall be governed by, construed and enforced in accordance with the laws of the State of Illinois without regard to its conflicts of law doctrine, except to the extent they are superseded by the laws of the United States.